Exhibit 10.2

AMENDMENT NO. 1 TO

10% SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

This Amendment No. 1 (this “Amendment”), dated as of September 16, 2015, to those certain 10% Senior Secured Convertible Promissory Notes, issued by CannaVEST Corp. (the “Borrower”) to Redwood Management, LLC (the “Lender”) on each of May 19, 2015 (the “May Note”), June 12, 2015 (the “June Note”) and July 24, 2015 (the “July Note” and together with the May Note and the June Note, the “Notes”) pursuant to that certain Securities Purchase Agreement, by and between the Borrower and the Lender, dated as of May 19, 2015, as amended as of the date hereof, is made and entered into by and between the Borrower and the Lender. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Notes.

WHEREAS, the Borrower and the Lender desire to amend the Notes on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, intending to be legally bound hereby, the parties agree as follows:

Section 1. Amendments to Notes.

1.1 The definition of “Amortization Conversion Rate” in each of the Notes is hereby amended and restated in its entirety as follows:

“‘Amortization Conversion Rate” means 60% of the lowest VWAP for the fifteen (15) consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Conversion Date; provided, that the Fixed Conversion Price shall apply in the event that the Holder fails to meet its funding requirements as set forth in the Purchase Agreement, within ten (10) calendar days (unless waived by the Company).”

1.2 Clause (f) in the definition of “Equity Conditions” in each of the Notes is hereby amended and restated in its entirety as follows:

“(f) on any date that the Company desires to make a payment of interest and/or principal, the conversion price for such payment will be the lower of the Fixed Conversion Price or 60% of the lowest daily volume weighted average price (“VWAP”) in the fifteen (15) trading days prior to such date of payment; provided, that the Fixed Conversion Price shall apply in the event that the Holder fails to timely meet its funding requirements as set forth in the Purchase Agreement (unless waived by the Company).”

1.3 The first sentence of Section 2(e) of each of the Notes is hereby amended and restated in its entirety as follows:

“At the earlier of the six (6) month anniversary of the Closing Date or the Effective Date, the Company shall redeem this Note and any accrued but unpaid interest in accordance with the Amortization Schedule attached as Schedule 2 (each, an “Amortization Payment”).”

1.4 The last sentence of Section 2(e) of each of the Notes is hereby amended and restated in its entirety as follows:

“For example, if the Amortization Payments commence on the sixth (6th) month anniversary date from the Original Issue Date, the Company shall begin to make equal bi-weekly amortization payments of 1/13th the total principal and interest due on this Note, in cash or, subject to the Equity Conditions, Common Stock (at the Company’s option).”

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1.5 Schedule 2 of the May Note is hereby amended and restated in its entirety in the form of Schedule 2(a) attached hereto. Schedule 2 of the June Note is hereby amended and restated in its entirety in the form of Schedule 2(b) attached hereto. Schedule 2 of the July Note is hereby amended and restated in its entirety in the form of Schedule 2(c) attached hereto.

Section 2. Equity Conditions. Borrower and Lender agree that Borrower shall be permitted to make the first Amortization Payment on the May Note in shares of Common Stock whether or not Borrower satisfies the requirements of clause (c) of the definition of “Equity Conditions”.

Section 3. Remainder of Notes. Except as set forth herein, the Notes are ratified and confirmed in all respects and shall not be amended or otherwise modified. All other terms and conditions of the Notes not in conflict with the terms of this Amendment shall remain in full force and effect. In the event there is a conflict between the terms of the Notes and the terms of this Amendment, the terms provided in this Amendment shall control.

Section 4. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York and not by choice of law principles or the laws of any other state.

Section 5. Entire Agreement and Amendments. The Notes, as amended by this Amendment, embody the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties.

Section 6. Counterparts. This Amendment (or the signature pages hereof) may be executed in any number of counterparts; all such counterparts shall be deemed to constitute one and the same instrument; and each of said counterparts shall be deemed an original hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER:

CANNAVEST CORP.

By: /s/ Michael Mona Jr.

Name: Michael Mona Jr.

Title: President and CEO

LENDER:

REDWOOD MANAGEMENT, LLC

By: /s/ John DeNobile

Name: John DeNobile

Title: Manager

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Schedule 2(a)

AMORTIZATION SCHEDULE

Amortization Payment	Amount	Date
1	$68,000	November 19, 2015
2	$68,000	10 Trading Days after prior Amortization Payment
3	$34,000	10 Trading Days after prior Amortization Payment
4	$34,000	10 Trading Days after prior Amortization Payment
5	$34,000	10 Trading Days after prior Amortization Payment
6	$34,000	10 Trading Days after prior Amortization Payment
7	$34,000	10 Trading Days after prior Amortization Payment
8	$34,000	10 Trading Days after prior Amortization Payment
9	$34,000	10 Trading Days after prior Amortization Payment
10	$34,000	10 Trading Days after prior Amortization Payment
11	$34,000	10 Trading Days after prior Amortization Payment
12	$34,000	10 Trading Days after prior Amortization Payment
13	$34,000	Maturity Date

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Schedule 2(b)

AMORTIZATION SCHEDULE

Amortization Payment	Amount	Date
1	$39,230	December 12, 2015
2	$39,230	10 Trading Days after prior Amortization Payment
3	$39,230	10 Trading Days after prior Amortization Payment
4	$39,230	10 Trading Days after prior Amortization Payment
5	$39,230	10 Trading Days after prior Amortization Payment
6	$39,230	10 Trading Days after prior Amortization Payment
7	$39,230	10 Trading Days after prior Amortization Payment
8	$39,230	10 Trading Days after prior Amortization Payment
9	$39,230	10 Trading Days after prior Amortization Payment
10	$39,230	10 Trading Days after prior Amortization Payment
11	$39,230	10 Trading Days after prior Amortization Payment
12	$39,230	10 Trading Days after prior Amortization Payment
13	$39,240	Maturity Date

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Schedule 2(c)

AMORTIZATION SCHEDULE

Amortization Payment	Amount	Date
1	$39,230	January 24, 2016
2	$39,230	10 Trading Days after prior Amortization Payment
3	$39,230	10 Trading Days after prior Amortization Payment
4	$39,230	10 Trading Days after prior Amortization Payment
5	$39,230	10 Trading Days after prior Amortization Payment
6	$39,230	10 Trading Days after prior Amortization Payment
7	$39,230	10 Trading Days after prior Amortization Payment
8	$39,230	10 Trading Days after prior Amortization Payment
9	$39,230	10 Trading Days after prior Amortization Payment
10	$39,230	10 Trading Days after prior Amortization Payment
11	$39,230	10 Trading Days after prior Amortization Payment
12	$39,230	10 Trading Days after prior Amortization Payment
13	$39,240	Maturity Date

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